                                                                   EXHIBIT 10.11
ABN - AMRO BANK

Framework Agreement for the Granting of Banking Transactions to Abengoa
-----------------------------------------------------------------------

Abengoa, S.A.
Avenida de la Buhaira, n(0)2
41018 Seville                                              Madrid, July 17, 2002

Dear Sirs

We are pleased to inform you that we have approved a Framework Agreement for the granting of banking transactions to Abengoa S.A (hereinafter "the Company") and the subsidiaries to be mentioned later (hereinafter "the Borrowers"), on the terms laid down herein. This Framework Agreement is discretional in character, so the transactions deriving therefrom will be established under the terms agreed between the parties for each individual transaction; there is no obligation or commitment for the parties to initiate any transaction.

LIMIT. 50 million euros or the equivalent thereof in other currencies, as specified later. All balances taken up by each and every Borrower under each transaction will be added together for the calculation of this sum, plus the available balances of such credit or loan policies as may have been signed at each moment.

VALIDITY: The Framework Agreement will remain in force until such time as either party informs the other of its intention to cancel it, without detriment to the validity of the contracts deriving therefrom and their guarantees.

USE, AVAILABILITY AND SUBJECTION TO THE LAW: the transactions can be made available to the Company and/or the Borrowers by our branch and/or other branches or subsidiaries of the bank (hereinafter jointly termed as "Lending Branches" or, individually, "Lending Branch"). The term "sub-transaction" will be understood to be each banking transaction made available to each individual Borrower. The nature, terms and conditions of each type of sub-transaction that each Lending Branch makes available to a specific Borrower shall be mutually agreed between the Borrower and the Lending Branch in question. This condition shall apply in all the following cases: current account credits, letters of credit, stand-by letters of credit or any other type of guarantee or bonds, discount operations, foreign currency exchange rate contracts, coverage transactions or any other transactions that ABN AMRO Bank N.V. or its subsidiaries might make available to its clients. This document entails no commitment on our part or on the part of any of our Lending Branches to furnish you with any sub-transaction. The furnishing of any sub-transaction by any Lending Branch will be subject to the local availability of funds (both in local currency and foreign currency) and also the laws, regulations and applicable policies determined by each Lending Branch in each particular case. Furthermore, each sub-transaction will be subject to the applicable exchange control restrictions; it is the responsibility of the Borrower in question to obtain such permits and/or licenses as may be necessary for these affairs.

1. ESTABLISHMENT OF A SUB-TRANSACTION: Annex A details the initial Borrowers and the sub-transaction limits. Application must always be made in writing for the inclusion of any additional sub-transactions or any modifications to existing ones. Upon receipt of the application, the Bank will confirm its acceptance in writing, after having obtained the corresponding approval from the Risk Committees of ABN AMRO, where applicable.

2. PRICE. The price of each sub-transaction will be established by mutual agreement between the Borrower in question and the Lending Branch. In reply to your written application at the moment of designating a Borrower, the price structure agreed between the Borrower in question and the Lending Branch will be sent on to you for your approval before the sub-transaction goes ahead.

3. EXCHANGE RATE FLUCTUATIONS: The Framework Agreement and each individual sub-transaction can be used in one or more convertible currencies. If, due to the fluctuation of exchange rates, the sum of the debts of the Borrowers with the Lending Branches exceeds the maximum limit specified above (calculated by us at any given time, based on our cash exchange rates for each currency concerned), we will inform you of this circumstance, and you will be obligated to adopt the measures necessary to reduce the aggregate debt of all the Borrowers with the Lending Branches in order to adjust such to the Limit specified herein. You commit yourselves to making this reduction as soon as possible and in any event no later than five days following receipt of our communication.

4. DOCUMENTATION: Each Lending Branch shall decide on the documentation it requires for each Borrower, which shall include, without limitation, evidence of the Borrower's capacity to bind itself in the transaction and the capacity of the authorized representatives. Each Borrower shall facilitate to each Lending Branch concerned those financial statements that the latter reasonably requires. Prior to the establishing of each sub-transaction with a Borrower, ABN AMRO must receive the required guaranties, if appropriate in accordance with Annex A, in the form shown in Annexes B and C (with such amendments that the Bank or the Lending Branch may reasonably require).

5. NOTIFICATIONS: Any notification and communication relating to the Framework Agreement must be sent to the relevant party to the address set forth below:

THE COMPANY:                      ABENGOA, S.A.
                                  Avda. de la Buhaira, no. 2
                                  41018 Seville
                                  Attn.: Mr. Jesus Garcia Quilez
                                  Tel: 954 93 71 11
                                  Fax: 954 93 70 15

ABN AMRO                          ABN AMRO BANK N.V.,
                                  SUCURSAL EN ESPANA,
                                  C/Ortega y Gasset, 29- 5(a)planta
                                  28006 Madrid
                                  Attn.: Emilio Gomez
                                  Tel: 91 423 69 47
                                  Fax: 91 423 69 48

6. APPLICABLE LAW: The Framework Agreement and the Company's obligations shall be governed by Spanish Law. Each sub-transaction shall be governed by the law of the jurisdiction to which the relevant Lending Branch is subject, unless there is express agreement between the Lending Branch and the Borrower concerned.

Best regards,

ABN AMRO Bank, N.V.
Sucursal en Espana


/s/ Juan Martinez Aguilar                  /s/ Ignacio Madurga Garcia-Alegre
---------------------------------          -------------------------------------
Signed: Juan Martinez Aguilar              Signed: Ignacio Madurga Garcia-Alegre
Date: July 17, 2002                        Date: July 17, 2002


Accepted, agreed:
Abengoa, S.A.

/s/ Felipe Benjumea Llorente
---------------------------------
Signed: Felipe Benjumea Llorente
Date: July 17, 2002

ABN-AMRO


                                     ANNEX A

                                                                                    INITIAL SUB-TRANSACTIONS

------------------------------------------------------------------------------------------------------------
BORROWERS                           LIMIT              TRANSACTIONS                   GUARANTORS
------------------------------------------------------------------------------------------------------------
1. Abengoa, S.A.                    20 million (Euro)  Coverage of exchange rate      None
                                                       risks/ interest rate or
                                                       others up to 20 million (Euro)
                                                       Current Account Credit up
                                                       to 5 million (Euro)
------------------------------------------------------------------------------------------------------------
2. Instalaciones Inabensa, S.A.     15 million (Euro)  'Avals' and Bank               Each of the Borrowers
Abener Energia, Ingenieria y                           Guarantees, coverage,          contained in this
Construccion Industrial, S.A.                          letters of credit, Import      Point 2 jointly and
Abentel Telecomunicaciones, S.A.                       Financing, discount,           severally
                                                       Current Account Credit
                                                       (up to 2 million (Euro))
------------------------------------------------------------------------------------------------------------
3. S.A. de Instalaciones de         30 million (Euro)  `Avals' and Bank Guarantees,   Each of the Borrowers
Control (Sainco)                                       coverage, letters of credit,   contained in this
Sainco Trafico, S.A.                                   Import Financing, discount,    point 3 jointly and
Sainsel Sistemas Navales, S.A.                         Current Account Credit         severally
Telvent Interactiva, S.A.                              (up to 3 million (Euro))
Carrier House, S.A.
------------------------------------------------------------------------------------------------------------

N.B.: The amount in the operations of coverage in order to estimate the risk of balancing item (riesgo de contrapartida) at any given time shall be calculated in accordance with ABN AMRO's internal procedures.

                                     ANNEX B
                                     -------

                                    GUARANTEE
                                    ---------

Pursuant to the Framework Agreement for the granting of banking transactions to Abengoa Group, dated July 17, 2002 (the "Framework Agreement") signed by Abengoa, S.A. and ABN AMRO BANK N.V., Sucursal en Espana (the "Bank"), the Bank and any other branches, offices or subsidiaries of ABN AMRO BANK N.V. can at any moment grant banking transactions in favor of Instalaciones Inabensa, S.A., Abener Energia, Ingenieria y Construccion Industrial, S.A. and Abentel Telecomunicaciones , S.A. (individually designated as a "Borrower" and jointly as the "Borrowers").

The undersigned, Instalaciones Inabensa, S.A., Abener Energia, Ingenieria y Construccion Industrial, S.A. and Abentel Telecomunicaciones, S.A (individually designated as a "Guarantor" and jointly as the "Guarantors"), all of them Borrowers and Guarantors, have been described in Annex A of the Framework Agreement or designated as such in subsequent amendments thereto.

Furthermore, and in due accordance with the provisions laid down in the Framework Agreement, each and every one of the obligations of each Borrower with the Bank and with any Branch, office or subsidiary of ABN AMRO BANK, N.V. (the Bank and each Branch, Office or subsidiary, hereinafter "Lending Branch") under said Agreement has to be jointly and severally guaranteed by each and every Guarantor together with each Borrower.

By virtue whereof:

1. The Guarantors, expressly waiving the benefits of priority, division and excussion, hereby guarantee jointly and severally and with each one of the Borrowers the total and punctual payment to each Lending Branch of all obligations of each Borrower with each Lending Branch, doing so irrevocably and unconditionally. This applies equally to existing transactions and such as may be formalized in the future and to all the following types of obligations: principal, interest, commission payments, redemption of debentures or any other sums deriving from any of the sub-transactions of the Framework Agreement, including any transaction effected under the aegis of an ISDA contract (hereinafter, each and every one of them to be designated as the "Obligations") and until such time as the Obligations guaranteed have been completely paid. The books and registers of the particular Lending Branch in each case, recording the sum of the Obligations of each Borrower, will certify the Borrower's Obligations guaranteed hereunder. The liability of each Guarantor under this guarantee will be joint and several with each other and with each Borrower. It will be absolute and unconditional regardless of any defect of authenticity, validity, legality or enforceability of any sub-transaction, document, agreement or instrument relating to the obligations or any assignment thereof or the occurrence of a "Country Risk Situation" or "New Currency Situation" (as defined later) so that each Guarantor binds itself jointly and severally to compensate each Lending Branch for any loss, cost or expense caused as a result of the aforementioned defect of authenticity, validity, legality or enforceability of any sub-transaction, document, agreement or instrument relative to the obligations or any assignment thereof. This guarantee is open-ended in term and will remain in force and oblige the Guarantors and their successors and assignees. The Guarantor's liability hereunder will never exceed the sum of thirty million euros (30,000,000 euros) or the equivalent thereof in other currencies at the exchange rate laid down by the Bank, plus accrued interest and any other charges, including, without limitation, monetary correction, where applicable, and all mentioned costs and expenses.

For the purposes of this document:

"Country Risk Situation" means the following: a) the adoption of any law, rule or regulation or action, or lack of action (de jure or de facto) by any authority in the country of any Borrower that (i) modifies the Borrower's obligations under the sub-transaction of said Borrower, (ii), modifies the Borrower's tenure or control over its business and assets or (iii) prevents or restricts the conversion or movement of the agreed currency, or b) the occurrence of grounds of force majeure or the like that directly or indirectly prevents or restricts the payment or transfer in the agreed currency of any sum due under the sub-transaction in question into the account designated by the Lending Branch in question or the free availability of said payments by the Lending Branch in question.

"New Monetary Credit Situation" means any direct or indirect increase of a Lending Branch's risk with the Borrower in question as a result of any law, action or requirement by any authority (de jure or de facto).

2. ENCUMBRANCE OF ASSETS. The joint and several guarantors hereby guarantee the sound performance of this contract with all their present or future assets, especially those existing in their name in a Lending Branch. Should any or all of the Guarantors breach their payment obligations, the Lending Branch is hereby irrevocably authorized to offset pending payments against any cash deposits and all types of credit rights, bills or securities that might be deposited in the Lending Branch, as far as they may suffice for meeting the outstanding amounts.

3. INSOLVENCY OF THE BORROWER: This Guarantee shall remain in force if at any time the payment or performance of any or all of the obligations of any Borrower is terminated or the amount thereof is reduced as a consequence of insolvency, suspension of payments, bankruptcy or reorganization of the Borrower concerned. If by action of law the payment must be repaid or returned by the Lending Branch concerned, the Guarantee shall come into force as if such payment had not been made.

4. EXHAUSTING OF OTHER RESOURCES: Each Guarantor unconditionally waives any right to require that a Lending Branch (a) claim against the Borrower or any other debtor in relation to the Obligations, (b) claim against or exhaust any direct or indirect guarantee that exists that guarantees the Obligations or (c) attempt any other action to which the Lending Branch may have recourse. Absence or delay on the part of any Lending Branch in the exercise of its rights, faculties or privileges under this agreement does not signify a waiver thereof nor does the individual or partial exercise of any of them exclude or prevent the exercise of the remaining rights, faculties or privileges.

5. WAIVER OF NOTIFICATIONS: For all notifications, to which Article 573 of the Spanish Civil Procedure Law refers, the Guarantor or Guarantors indicate what has been already established, and accept the competent jurisdiction established by clause 8 of this agreement. The addresses indicated are deemed effective until such time as the Lending Branch is expressly notified in writing of any change. Pursuant to the provisions of Article 573 of the Spanish Civil Procedure Law on notifications, it is expressly agreed that such notifications can be given by any means, including telefax or telegram.

6. AMENDMENTS. No amendment or waiver of any provision of this Guarantee shall be effective without the consent in writing and the signature of the Bank.

7. PAYMENT OF EXPENSES: The Guarantor agrees to pay all legal fees reasonably incurred, and likewise other costs and expenses which the Lending Branch may reasonably incur in the execution of this Guarantee.

8. APPLICABLE LAW AND COURTS: This Guarantee and the rights and obligations of the Guarantor, the Bank and each Lending Branch shall be subject to Spanish law and any question derived therefrom shall be subject to the jurisdiction of the courts of the city of Madrid, each and every one of the Guarantors waiving any other forum that may correspond to them.

9. SUBROGATION. The Guarantor may not request repayment of any of the loans it holds vis-a-vis any Borrower, granted under the Framework Agreement, until all the obligations of this Borrower vis-a-vis any Lending Branch have been satisfied in full


Seville, October 31, 2002


THE GUARANTORS
Instalaciones Inabensa, S.A.           Abener Energia, Ingenieria y Construccion
                                       Industrial, S.A.

Abentel Telecomunicaciones, S.A.



Accepted by
ABN Amro Bank, N.V.

                                     ANNEX C
                                     -------

                                    GUARANTEE
                                    ---------

Pursuant to the Framework Agreement for the granting of banking transactions to Abengoa Group, dated July 17, 2002 (the "Framework Agreement"), as amended on January 13, 2003 and signed by Abengoa, S.A. and ABN AMRO BANK N.V., Sucursal en Espana (the "Bank"), the Bank and any other branches, offices or subsidiaries of ABN AMRO BANK N.V. can at any moment grant banking transactions in favor of S.A. Instalaciones de Control (Sainco), Sainco Trafico S.A., Telvent Interactiva, S.A., Telvent Sistemas y Redes, S.A., Sainsel Sistemas Navales, S.A. and Carrierhouse, S.A. (individually designated as a "Borrower" and jointly as the "Borrowers").

The undersigned, S.A. Instalaciones de Control (Sainco), Sainco Trafico S.A., Telvent Interactiva, S.A., Telvent Sistemas y Redes, S.A and Carrierhouse, S.A (individually designated as a "Guarantor" and jointly as the "Guarantors"), all of them Borrowers and Guarantors, have been described in Annex A of the Framework Agreement or designated as such in subsequent amendments thereto.

Furthermore, and in due accordance with the provisions laid down in the Framework Agreement, each and every one of the obligations of each Borrower with the Bank and with any Branch, office or subsidiary of ABN AMRO BANK, N.V. (the Bank and each Branch, Office or subsidiary, hereinafter "Lending Branch") under said Agreement has to be jointly and severally guaranteed by each and every Guarantor together with each Borrower.

By virtue whereof:

1. The Guarantors, expressly waiving the benefits of priority, division and excussion, hereby guarantee jointly and severally and with each one of the Borrowers the total and punctual payment to each Lending Branch of all obligations of each Borrower with each Lending Branch, doing so irrevocably and unconditionally. This applies equally to existing transactions and such as may be formalized in the future and to all the following types of obligations: principal, interest, commission payments, redemption of debentures or any other sums deriving from any of the sub-transactions of the Framework Agreement, including any transaction effected under the aegis of an ISDA contract (hereinafter, each and every one of them to be designated as the "Obligations") and until such time as the Obligations guaranteed have been completely paid. The books and registers of the particular Lending Branch in each case, recording the sum of the Obligations of each Borrower, will certify the Borrower's Obligations guaranteed hereunder. The liability of each Guarantor under this guarantee will be joint and several with each other and with each Borrower. It will be absolute and unconditional regardless of any defect of authenticity, validity, legality or enforceability of any sub-transaction, document, agreement or instrument relating to the obligations or any assignment thereof or the occurrence of a "Country Risk Situation" or "New Currency Situation" (as defined later) so that each Guarantor binds itself jointly and severally to compensate each Lending Branch for any loss, cost or expense caused as a result of the aforementioned defect of authenticity, validity, legality or enforceability of any sub-transaction, document, agreement or instrument relative to the obligations or any assignment thereof. This guarantee is open-ended in term and will remain in force and oblige the Guarantors and their successors and assignees. The Guarantor's liability hereunder will never exceed the sum of thirty million euros (30,000,000 euros) or the equivalent thereof in other currencies at the exchange rate laid down by the Bank, plus accrued interest and any other charges, including, without limitation, monetary correction, where applicable, and all mentioned costs and expenses.

For the purposes of this document:

"Country Risk Situation" means the following: a) the adoption of any law, rule or regulation or action, or lack of action (de jure or de facto) by any authority in the country of any Borrower that (i) modifies the Borrower's obligations under the sub-transaction of said Borrower, (ii), modifies the Borrower's tenure or control over its business and assets or (iii) prevents or restricts the conversion or movement of the agreed currency, or b) the occurrence of grounds of force majeure or the like that directly or indirectly prevents or restricts the payment or transfer in the agreed currency of any sum due under the sub-transaction in question into the account designated by the Lending Branch in question or the free availability of said payments by the Lending Branch in question.

"New Monetary Credit Situation" means any direct or indirect increase of a Lending Branch's risk with the Borrower in question as a result of any law, action or requirement by any authority (de jure or de facto).

2. ENCUMBRANCE OF ASSETS. The joint and several guarantors hereby guarantee the sound performance of this contract with all their present or future assets, especially those existing in their name in a Lending Branch. Should any or all of the Guarantors breach their payment obligations, the Lending Branch is hereby irrevocably authorized to offset pending payments against any cash deposits and all types of credit rights, bills or securities that might be deposited in the Lending Branch, as far as they may suffice for meeting the outstanding amounts.

3. INSOLVENCY OF THE BORROWER: This Guarantee shall remain in force if at any time the payment or performance of any or all of the obligations of any Borrower is terminated or the amount thereof is reduced as a consequence of insolvency, suspension of payments, bankruptcy or reorganization of the Borrower concerned. If by action of law the payment must be repaid or returned by the Lending Branch concerned, the Guarantee shall come into force as if such payment had not been made.

4. EXHAUSTING OF OTHER RESOURCES: Each Guarantor unconditionally waives any right to require that a Lending Branch (a) claim against the Borrower or any other debtor in relation to the Obligations, (b) claim against or exhaust any direct or indirect guarantee that exists that guarantees the Obligations or (c) attempt any other action to which the Lending Branch may have recourse. Absence or delay on the part of any Lending Branch in the exercise of its rights, faculties or privileges under this agreement does not signify a waiver thereof nor does the individual or partial exercise of any of them exclude or prevent the exercise of the remaining rights, faculties or privileges.

5. WAIVER OF NOTIFICATIONS: For all notifications, to which Article 573 of the Spanish Civil Procedure Law refers, the Guarantor or Guarantors indicate what has been already established, and accept the competent jurisdiction established by clause 8 of this agreement. The addresses indicated are deemed effective until such time as the Lending Branch is expressly notified in writing of any change. Pursuant to the provisions of Article 573 of the Spanish Civil Procedure Law on notifications, it is expressly agreed that such notifications can be given by any means, including telefax or telegram.

6. AMENDMENTS. No amendment or waiver of any provision of this Guarantee shall be effective without the consent in writing and the signature of the Bank.

7. PAYMENT OF EXPENSES: The Guarantor agrees to pay all legal fees reasonably incurred, and likewise other costs and expenses which the Lending Branch may reasonably incur in the execution of this Guarantee.

8. APPLICABLE LAW AND COURTS: This Guarantee and the rights and obligations of the Guarantor, the Bank and each Lending Branch shall be subject to Spanish law and any question derived therefrom shall be subject to the jurisdiction of the courts of the city of Madrid, each and every one of the Guarantors waiving any other forum that may correspond to them.

9. SUBROGATION. The Guarantor may not request repayment of any of the loans it holds vis-a-vis any Borrower, granted under the Framework Agreement, until all the obligations of this Borrower vis-a-vis any Lending Branch have been satisfied in full



Madrid, January 13, 2003
THE GUARANTORS

S.A. Instalaciones de Control (Sainco)              Sainco Trafico, S.A.

Telvent Interactiva, S.A.                           Carrierhouse, S.A.

Telvent Sistemas y Redes, S.A.


Accepted by
ABN Amro Bank, N.V.